                               SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934


FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [  ]
CHECK THE APPROPRIATE BOX:
[ ]  PRELIMINARY PROXY STATEMENT
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(e)(2))
[X]  DEFINITIVE PROXY STATEMENT
[ ]  DEFINITIVE ADDITIONAL MATERIALS
[ ]  SOLICITING MATERIAL PURSUANT TO Section 240.14A-11(c) OR Section 240.14A-12


                                   BERKELEY FUNDS
                  (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      (NAME OF PERSON(S) FILING PROXY STATEMENT IF OTHER THAN THE REGISTRANT)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X]  NO FEE REQUIRED
[ ]  FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(i)(4) AND 0-11.
     1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH TRANSACTION APPLIES:

     2)   AGGREGATE NUMBER OF SECURITIES TO WHICH TRANSACTION APPLIES:

     3) PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11 (SET FORTH THE AMOUNT ON WHICH THE FILING FEE IS CALCULATED AND STATE HOW IT WAS DETERMINED):

     4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:

     5)   TOTAL FEE PAID:

[ ]  FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.
[ ] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11-(a)(2) AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

     1)  AMOUNT PREVIOUSLY PAID:

     2)  FORM, SCHEDULE OR REGISTRATION STATEMENT NO.: SCHEDULE 14A

     3)  FILING PARTY: REGISTRANT

     4)  DATE FILED:  [DATE]

                          CITY NATIONAL BANK
                       CITY NATIONAL INVESTMENTS
                    400 North Roxbury Drive, Suite 600
                     Beverly Hills, California 90210
                             (310) 888-6300


                                                              FEBRUARY 22, 1999

Dear Shareholder:

     The Board of Trustees of the Berkeley Funds has announced a special meeting of shareholders to be held on Wednesday, March 31, 1999 at 10:00 a.m. (Pacific time) at 650 California Street, Suite 2800, San Francisco, California to address a number of issues that are pertinent to you.

     On December 31, 1998, City National Bank (CNB) acquired North American Trust Company (NATC), which was a wholly-owned subsidiary of London Pacific Group Limited. Berkeley Capital Management (BCM), the current investment manager of the Berkeley Money Market Fund (the Fund), is a wholly-owned subsidiary of London Pacific and a former affiliate of NATC. BCM intends to cease managing the Fund given that most of the Fund's shares are now owned by CNB customers and that an affiliate relationship no longer exists between BCM and NATC. CNB has merged NATC into City National Investments (CNI), the Bank's trust and investment division.

     As a result of this acquisition, the Board of Trustees of the Berkeley Funds has recommended several changes to the overall fund structure. The Board of Trustees has approved the proposed changes, outlined in detail in the enclosed proxy materials, which include the approval of:

     - A new investment management agreement between the Fund and CNB, pursuant to which CNB will serve as investment manager to the Fund;

     -    The election of new Fund trustees;

     - Ratification of the selection of KPMG LLP as the Fund's new independent auditors.

     CNB has over 75,000 commercial and private banking clients that present tremendous potential to actively market the Fund. CNB will continue to offer personalized shareholder service and has agreed to maintain the Fund's management fee at the current rate and operating expenses at the current level for a transition period of at least two years. By integrating the fund into CNB's current investment operations, CNB should be able to attract additional investors in the Fund which, in the long run, may result in increasing the assets of the Fund and in lowering the per share operating expenses of the Fund.

     The Fund's Board of Trustees recognizes the potential shareholder benefits described here and recommends your approval of the proposed changes. The vote of every shareholder is important and your cooperation in returning your executed proxy promptly will be appreciated. We look forward to your vote in favor of the attached proposals.

                                             Sincerely,

                                             /s/ Vernon C. Kozlen

                                             Vernon C. Kozlen
                                             Executive Vice President
                                             City National Bank

PLEASE REVIEW THE ENCLOSED MATERIAL AND COMPLETE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET. INSTRUCTIONS FOR USING THESE CONVENIENT SERVICES ARE SET FORTH ON THE PROXY CARD. IT IS IMPORTANT YOU SUBMIT YOUR VOTE TO ENSURE YOUR SHARES WILL BE REPRESENTED AT THE SHAREHOLDER MEETING TO BE HELD ON MARCH 31, 1999.

                                             CUSIP #084157106


MUTUAL FUND SHARES AND OTHER SECURITIES ARE NOT BANK DEPOSITS, NOR ARE THEY OBLIGATIONS OF, OR GUARANTEED BY CITY NATIONAL BANK. MUTUAL FUND SHARES AND OTHER SECURITIES ARE NOT FDIC INSURED. INVESTING IN MUTUAL FUNDS AND OTHER SECURITIES INVOLVES RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

NOTICE OF SPECIAL MEETING
OF SHAREHOLDERS
MARCH 31, 1999

BERKELEY FUNDS
BERKELEY MONEY MARKET FUND

    A Special Meeting of Shareholders (the "Meeting") of the Berkeley Funds will be held at 650 California Street, Suite 2800, San Francisco, California on Wednesday, March 31, 1999 at 10:00 a.m. (pacific time) for the following purposes:

1. To approve a new Investment Management Agreement between the Berkeley Money Market Fund and City National Bank ("CNB"), pursuant to which CNB will serve as the new investment manager to the Berkeley Money Market Fund;

2.  To elect (1) Irwin G. Barnet, (2) Maria D. Hummer, (3) Victor Meschures, and
    (4) James R. Wolford to serve as new Trustees of the Berkeley Funds;

3. To ratify the selection of KPMG LLP as the independent auditors to audit the financial statements of the Berkeley Funds; and

4. To transact such other business as may properly come before the Meeting, or any adjournment thereof.

    Shareholders of record at the close of business on February 11, 1999 are entitled to notice of, and to vote at, the Meeting.

/s/ Danell Doty

Danell J. Doty

SECRETARY
February 22, 1999

PROXY STATEMENT
FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 31, 1999
BERKELEY FUNDS
BERKELEY MONEY MARKET FUND

INTRODUCTION

    This proxy statement is solicited by the Board of Trustees (the "Board") of the Berkeley Funds (the "Trust") on behalf of the Berkeley Money Market Fund (the "Fund"), a series of the Trust, for voting at the special meeting of shareholders to be held at 10:00 a.m. (pacific time) on Wednesday, March 31, 1999, at 650 California Street, Suite 2800, San Francisco, California and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders.

    Each share of the Fund is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting. No shares have cumulative voting rights.

    Each valid proxy will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR Proposal 1; FOR Proposal 2 (the election of (1) Irwin G. Barnet, (2) Maria D. Hummer, (3) Victor Meschures, and (4) James R. Wolford, each of whom has been nominated to serve as a Trustee of the Trust); and FOR Proposal 3. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Trust or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized. In this proxy statement and the accompanying proxy card, the Trustees of the Trust are sometimes referred to as "Directors".

THE SHAREHOLDERS OF THE FUND ARE BEING ASKED TO VOTE UPON THREE PROPOSALS

    Proposal 1 (approval of a new investment management agreement) requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "Company Act"), means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund.

    Proposal 2 (election of the Trustees) requires a plurality vote of the shares of the Fund. Therefore, the four nominees receiving the largest number of votes will be elected.

    Proposal 3 (ratification of the selection of the Fund's independent auditors) requires the affirmative vote of a simple majority of the shares of the Fund voted at the meeting. This means more than 50% of the votes cast at the meeting (either in person or by proxy) is needed to approve Proposal 3.

    Since Proposal 1 and Proposal 2 are interrelated, the Board of Trustees has determined that neither proposal should be implemented (even if approved by Fund shareholders) until such time as both proposals have been approved by shareholders. The Agreement and Declaration of Trust of the Trust provides that the presence at a shareholder meeting in person or by proxy of at least one-third (33.333%) of the shares of the Fund entitled to vote constitutes a quorum. Thus, the Meeting could not take place on its scheduled date if less than one-third (33.333%) of the shares of the Fund were represented at the Meeting. If, by the time scheduled for the Meeting, a quorum of shareholders of the Fund is not present or if a quorum is present but sufficient votes in favor of any of the Proposals have not been received, the

Meeting may be held for the purposes of voting on those proposals for which sufficient votes have been received and the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposals for the Fund for which sufficient votes have not been received. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such proposals. They will vote against such adjournment those proxies required to be voted against any such proposal.

    In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and "broker non-votes" (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter because it is a non-routine matter) will be counted for purposes of determining whether a quorum is present for the conduct of business at the Meeting. Generally broker non-votes do not constitute votes for or against any proposal, do not constitute an abstention, and will be disregarded in determining votes cast. However, with respect to Proposal 1, which requires approval by a "majority of the outstanding voting securities" of the Fund, as that term is used under the Company Act, broker non-votes and abstentions will be considered present for determining the existence of a quorum, but will have the effect of a vote against that proposal.

    In addition, shareholders should note that almost all of the Fund's outstanding shares are held of record by City National Bank or its nominees as directed trustee or custodian for City National Investment's customers (including former customers of North American Trust Company). City National Bank has advised the Board that such shares generally will be voted according to directions provided by other persons having the power to vote such shares or by one or more fiduciaries independent of City National Bank.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL
  PROPOSALS.

    The Board of the Trust has fixed the close of business on February 11, 1999 as the record date (the "Record Date") for determining holders of the Fund's shares entitled to notice of and to vote at the Meeting. Each shareholder will be entitled to one vote for each share held. At the close of business on the Record Date, 138,567,561 shares of the Fund were outstanding.

PROPOSAL 1--APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT

BACKGROUND

    The current investment manager of the Fund is Berkeley Capital Management ("BCM"), based in San Francisco, California. BCM is a wholly-owned subsidiary of London Pacific Group Limited ("London Pacific"), a financial services company based in Jersey, Channel Islands. The shares of London Pacific are listed on the London Stock Exchange and the Nasdaq National Market System in the form of American Depository Receipts. North American Trust Company ("NATC"), a trust company based in San Diego, California was, prior to January 1, 1999, also a wholly-owned subsidiary of London Pacific. As of December 31, 1998, NATC had approximately $3.6 billion in total assets under management and administration.

    City National Bank ("CNB") is a wholly-owned subsidiary of City National Corporation, a bank holding company whose shares are listed on the New York Stock Exchange. As of September 24, 1998, CNB and London Pacific entered into a Stock Purchase Agreement whereby CNB agreed to purchase NATC from London Pacific (the "NATC Acquisition"). The NATC Acquisition closed on December 31, 1998, whereupon CNB merged NATC into its trust and investments division--City National Investments

("CNI"). As of the date of this proxy statement, the combined entity had approximately $15 billion in assets under management and administration.

    Currently, almost all of the Fund's shares are held by retirement plan and trust customers of CNI (i.e., former NATC customers) who use the Fund as a cash management product in connection with the retirement account management and trust administration services provided by CNI. The Fund was formed primarily to be a cash management vehicle for customers of NATC and to be managed by London Pacific's investment management subsidiary, BCM. After the closing of the NATC Acquisition, NATC was merged into CNB and became part of CNI, the trust and investments division of CNB. Since NATC is no longer affiliated with BCM, BCM has expressed its intent to cease providing investment management services to the Fund as soon as shareholders of the Fund have approved a new investment management agreement with a new investment manager. As will be further explained below, this change in investment manager requires the Board of the Trust (including the independent trustees) and the shareholders of the Fund to approve a new investment management agreement with CNB. If Proposal 1 is approved and CNB becomes the new investment manager to the Fund, the name of the Trust will be changed to CNI Charter Funds and the name of the Fund will be changed to CNI Charter Money Market Fund.

THE LEGAL FRAMEWORK

    Section 15(a) of the Company Act prohibits any person from serving as an investment manager to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for CNB as the new investment manager to be able to provide investment management services to the Fund, the shareholders of the Fund must approve a new investment management agreement with CNB (the "New Management Agreement").

    The New Management Agreement, if approved by the Fund's shareholders, will commence as soon as practicable after its approval. The New Management Agreement will remain in effect for an initial term of up to two years and will continue in effect thereafter for successive periods if and so long as such continuance is specifically approved annually by (a) the Board of Trustees or (b) a majority vote of the Fund's shareholders, provided that in either event, the continuance also is approved by a majority of the Trustees who are not "interested persons" by vote cast in person at a meeting called for the purpose of voting on such approval.

THE EXISTING MANAGEMENT AGREEMENT AND THE NEW MANAGEMENT AGREEMENT

    BCM currently acts as the investment manager of the Fund pursuant to an investment management agreement between BCM and the Fund (the "Existing Management Agreement"). Under the Existing Management Agreement, BCM furnishes investment advice and investment management services with respect to the Fund's portfolio of securities and investments, provides personnel, office space, facilities and equipment as may be needed by the Fund in its day-to-day operations, and provides the officers of the Fund. The Existing Management Agreement for the Fund was first approved by the Fund's initial shareholder prior to the Fund's commencement of operations, and became effective on January 22, 1997. The continuance of the Existing Management Agreement for the Fund was last approved by the Board and by the independent Trustees on December 11, 1998.

    Under the Existing Management Agreement, BCM is entitled to receive from the Fund an annual investment management fee, payable monthly, at the rate of 0.25% of the average daily net assets of the Fund. For the fiscal year ended October 31, 1998, the Fund's total operating expenses, after reductions made by BCM in its investment management fees and through payments or reimbursements of Fund expenses, was at the rate of 0.63% of the average daily net assets of the Fund. During that same fiscal year, the Fund paid BCM $80,861 in investment management fees, after voluntary waivers of fees and reimbursement of ordinary Fund operating expenses by BCM. Absent such waiver and/or reimbursement, the total operating expenses of the Fund during its 1998 fiscal year, calculated as a percent of the average daily net assets of the Fund, would have been 0.78%.

    Assuming that the proposals described in this proxy statement are approved by Fund shareholders and implemented (including the anticipated changes in Fund service providers described below), it is currently estimated that the total operating expenses of the Fund for its 1999 fiscal year, prior to any waiver and/or reimbursement, and calculated as a percent of the average daily net assets of the Fund, should be approximately 0.80%. Under the Existing Management Agreement, any reductions made by BCM in its investment management fees and any payments or reimbursements of ordinary Fund operating expenses made by BCM which are the Fund's obligations are subject to reimbursement within the following three years by the Fund, provided that the Fund is able to effect such reimbursements and remain in compliance with applicable expense limitations. If the New Management Agreement is approved, however, CNB will replace BCM as investment manager of the Fund, the Existing Management Agreement between BCM and the Fund will terminate, and, as a result, the amount of investment management fees waived by BCM prior to the effective date of the New Management Agreement will no longer be subject to recapture by BCM. In addition, if the shareholders approve the New Management Agreement, CNB, as the Fund's new investment manager, has agreed to continue to waive and reduce its annual management fees and to reimburse the Fund for ordinary operating expenses so that, for a period of two years from the effective date of the New Management Agreement, the investment management fee rate of the Fund will be the same as its current annual rate of 0.25%, and the total ordinary operating expenses of the Fund will not exceed the 1998 level of 0.63% of the Fund's average daily net assets. CNB may seek reimbursement for investment management fees previously waived or ordinary Fund operating expenses absorbed within three years of that waiver. Furthermore, after the end of the two year period, CNB may remove or modify these fee and expense limitations at any time by amending the prospectus and notifying Fund shareholders.

    The following tables are designed to compare the actual 1998 fiscal year operating expenses of the Fund under the Existing Management Agreement with the Fund's estimated operating expenses under the New Management Agreement, and to show a comparison of estimated total Fund operating expenses to be paid by shareholders.

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                    ACTUAL 1998 EXPENSES    ESTIMATED 1999 EXPENSES
                                                                     UNDER THE EXISTING     UNDER THE NEW MANAGEMENT
                                                                    MANAGEMENT AGREEMENT           AGREEMENT
                                                                  ------------------------  ------------------------
Management Fee..................................................                    0.25%                     0.25%
Other Expenses
  Service Fee...................................................       0.25%                     0.25%
  Miscellaneous Expenses........................................       0.28%                     0.30%
                                                                  -----------               -----------
  Total Other Expenses..........................................                    0.53%                     0.55%
Total Fund Operating Expenses (before waivers and/or
  reimbursements)*..............................................                    0.78%                     0.80%
  Fee Waiver and/or Expense reimbursement.......................                    0.15%                     0.17%
Total Fund Operating Expenses (after waivers and/or
  reimbursements)*..............................................                    0.63%                     0.63%

------------------------

* Currently, BCM, as investment manager, has voluntarily agreed to limit its fees or reimburse the Fund for operating expenses necessary to keep the "Total Fund Operating Expenses" at or below the annual rate of 0.63%. After reductions and reimbursements, in 1998 shareholders paid actual total Fund operating expenses of 0.63%. If the New Management Agreement is approved, CNB has agreed to comply with the requirements of Section 15(f) of the Company Act and, for a two-year period, limit its fees or reimburse the Fund for expenses to the extent necessary to keep the "Total Fund Operating Expenses" at or below the 1998 annual rate of 0.63%.

COMPARISON FEE EXAMPLES

    The following examples are intended to help you compare the cost of investing in the Fund (both under the Existing Management Agreement and under the New Management Agreement) with the cost of investing in other money market funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain at the annual rate of 0.63% of average daily net assets during the first two years, and remain at the "Total Fund Operating Expenses (before waivers and/or reimbursements)" levels indicated above for the remaining years in those periods. Your actual costs may be higher or lower. The examples should not be considered a representation of past or future expenses or performance

    Based on these assumptions your costs would be:

                                                   ESTIMATED COSTS            ESTIMATED COSTS
                                                 UNDER THE EXISTING            UNDER THE NEW
                                                MANAGEMENT AGREEMENT       MANAGEMENT AGREEMENT
                                              -------------------------  -------------------------
1 Year......................................          $      64                  $      64
3 Years.....................................          $     218                  $     221
5 Years.....................................          $     403                  $     410
10 Years....................................          $     937                  $     957

    The New Management Agreement will be substantially identical in all material respects to the Existing Management Agreement, with differences in effective and termination dates and the identity of the investment manager. A form of the New Management Agreement is attached to this Proxy Statement as EXHIBIT A. The descriptions of the New Management Agreement contained herein are only a summary. You should refer to EXHIBIT A for the complete New Management Agreement.

    The New Management Agreement provides that CNB will provide the same types of services and will furnish investment advice and investment management services with respect to the Fund's portfolio of securities and investments, and provide personnel, office space, facilities and equipment as may be needed by the Fund in its day-to-day operations. The Fund, however, will be responsible for its own operating expenses, which include legal and auditing fees, fees and expenses of its administrator, custodian, transfer agent, fund accountant and third-party shareholder servicing agents, trustees' fees, the cost of communicating with shareholders and registration fees, as well as its other operating expenses.

    Like the Existing Management Agreement, the New Management Agreement provides that CNB would have no liability to the Fund or any shareholders of the Fund for any act or omissions in connection with rendering services under the New Management Agreement, including any error of judgment, mistake of law or any loss arising out of any investment, except for liability resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of CNB of its duties under the New Management Agreement ("Disabling Conduct"), and except to the extent specified in Section 36(b) of the Company Act with respect to a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services.

    The New Management Agreement will be dated as of its effective date, which will be as soon as practicable after Fund shareholders approve it. Like the Existing Management Agreement, the New Management Agreement (following an initial term of no more than two years) must be approved annually by the Board or a majority of the Fund's outstanding voting shares and in either case, by a majority of the Board's independent Trustees. Also, like the Existing Management Agreement, the New Management Agreement is terminable at any time without penalty by the Trustees or by a vote of a majority of the

Fund's outstanding voting shares on 60 days' written notice to CNB, or by CNB on 60 days' written notice to the Fund.

    In connection with the change in investment manager, various other service providers to the Fund will also be replaced. The Board of Trustees, at its January 14, 1999 board meeting, approved the replacement of a number of other service providers to the Fund, subject to shareholders' approval of the New Management Agreement. Specifically, the Board approved changing the administrator, fund accountant and transfer agent of the Fund from Firstar Mutual Fund Services, LLC of Milwaukee, Wisconsin to SEI Investments Mutual Funds Services, a subsidiary of SEI Investments Company, which is a publicly traded investment management service provider headquartered in Oaks, Pennsylvania. The Board also approved changing the custodian of the Fund from Firstar Mutual Fund Services, LLC to First Union National Bank and also approved changing the distributor of the Trust's shares from Berkeley International Securities Corporation, an affiliate of BCM, to SEI Investments Distribution Co., another subsidiary of SEI Investments Company. Neither SEI Investments Company, SEI Investments Mutual Funds Services, SEI Investments Distribution Co. nor First Union National Bank is affiliated with CNB.

INFORMATION CONCERNING CITY NATIONAL BANK AND CITY NATIONAL INVESTMENTS

CITY NATIONAL BANK ("CNB")

    CNB, founded in the early 1950s, is a federally chartered commercial bank with approximately $6.4 billion in assets as of December 31, 1998. It is a wholly-owned subsidiary of City National Corporation ("CNC"), a New York Stock Exchange listed company. CNB's address is 400 North Roxbury Drive, Beverly Hills, California 90210. CNB currently operates in five regional commercial banking centers: Los Angeles, Orange, San Diego, Ventura, and Riverside counties. Currently, CNB has over 75,000 commercial and private banking clients. Its six private banking teams are located throughout Southern California and serve the needs of clients with $1 million or more of investable assets. It is estimated that, as of December 31, 1998, CNB's private banking clients accounted for over 60% of the $1.7 billion in money market funds held by CNB's trust and investments division, City National Investments (described below). CNB has 13 commercial banking teams which service middle market businesses with sales ranging from $10 million to $100 million annually. CNB also has 37 banking offices serving traditional bank clients throughout Southern California.

    The names, addresses and principal occupations of each director of CNC, and the principal executive officers of CNC and CNB are as follows. The address of each, as it relates to his duties of CNB, is the same as that of CNB.

                                           POSITION(S) WITH CNC
NAME AND ADDRESS                                AND/OR CNB                          PRINCIPAL OCCUPATION
--------------------------------  ---------------------------------------  ---------------------------------------
Bram Goldsmith                    Chairman of the Board, CNC               Chairman of the Board, CNC
Russell Goldsmith                 Chairman of the Board and Chief          Chairman of the Board and Chief
                                    Executive Officer, CNB; Vice Chairman    Executive Officer, CNB; Vice Chairman
                                    and Chief Executive Officer, CNC         and Chief Executive Officer, CNC
George H. Benter, Jr.             Director; President and Chief Operating  President and Chief Operating Officer,
                                    Officer, CNB; President, CNC             CNB; President, CNC
Richard L. Bloch                  Director                                 President, Pinon Farms, Inc.
Mirion P. Bowers, M.D.            Director                                 Owner, Perry and Associates
Stuart D. Buchalter               Director                                 Of Counsel, Buchalter, Nemer, Fields &
                                                                             Younger
Burton S. Horwitch                Director                                 Chairman, Deena, Inc.
Barry M. Meyer                    Director                                 Executive Vice President and Chief
                                                                             Operating Officer, Warner Bros.
Charles E. Rickershauser, Jr.     Director                                 Chairman of the Board, PS Group, Inc.
Edward Sanders                    Director                                 Attorney and Principal, Sanders,
                                                                             Barnet, Goldman, Simons & Mosk
Kenneth Ziffren                   Director                                 Partner, Ziffren, Brittenham, Branca &
                                                                             Fischer
Frank P. Pekny                    Vice Chairman and Chief Financial        Vice Chairman and Chief Financial
                                    Officer, CNB; Executive Vice             Officer, CNB; Executive Vice
                                    President and Chief Financial            President and Chief Financial
                                    Officer, CNC                             Officer, CNC
John Beale                        Vice Chairman and Chief Information      Vice Chairman and Chief Information
                                    Officer, CNB; Executive Vice             Officer, CNB; Executive Vice
                                    President and Chief Information          President and Chief Information
                                    Officer, CNC                             Officer, CNC

CITY NATIONAL INVESTMENTS ("CNI")

    CNI is the trust and investments division of CNB. CNI has provided trust and fiduciary services to individuals and businesses for over 30 years. During the past three years, CNI has grown assets under administration from $6 billion to approximately $15 billion (after taking into account the effect of the NATC Acquisition described above) and assets under management from $600 million to $1.2 billion. The names, addresses, and principal occupations of the principal executive officers of CNI are set forth below. The address of each, as it relates to his duties of CNI, is the same as that of CNB.

                                        POSITION WITH CNC
NAME AND ADDRESS                            AND/OR CNI                             PRINCIPAL OCCUPATION
--------------------------  ------------------------------------------  ------------------------------------------
Vernon C. Kozlen            Executive Vice President                    Executive Vice President
Jerry Clebanoff, C.F.A.     Senior Vice President--Chief Investment     Mr. Clebanoff, who joined CNB in 1972,
                              Officer; Chairman, Trust Investment         heads CNI's Investment Advisory Group
                              Committee                                   and chairs its Trust Investment
                                                                          Committee.
Julianne Cruz               Senior Vice President                       Ms. Cruz, who joined CNB in 1995, heads
                                                                          CNI's Business Development Department
Michael Nunnelee            Senior Vice President                       Mr. Nunnelee, who joined CNB in 1993,
                                                                          heads CNI's Business Trust and
                                                                          Investments Department
David Hilgenberg            Senior Vice President                       Mr. Hilgenberg, who joined CNB in 1995,
                                                                          heads CNI's Personal Financial Services
                                                                          Department
James Gleason               Senior Vice President                       Mr. Gleason, who joined CNB in 1992, heads
                                                                          CNI's Securities Sales and Trading
                                                                          Department

    The Board of Trustees, including a majority of the independent Trustees, approved the New Management Agreement between the Fund and CNB, subject to approval by the shareholders of the Fund. The Trustees recommend that shareholders approve the New Management Agreement. The Board of Trustees of the Trust has determined that the New Management Agreement is advisable and in the best interests of the Fund's shareholders.

THE BOARD HAS RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THE NEW MANAGEMENT
  AGREEMENT.

    In making this recommendation, the Board exercised its independent judgment based on a careful review of the proposed changes and potential benefits. The Trustees' considerations are described in the following section. The Trustees' approval and recommendation that shareholders approve the proposal were based primarily on the following factors, among others:

    - Investment management experience of CNB and CNI and the expected quality of services to be provided--The Board considered the experience of CNB and its trust and investment management division, CNI, in managing investment products. The Board concluded that CNB, including its trust and investment services division CNI, possesses extensive experience in financial advisory services and that its appointment and anticipated level of services to be provided are in the best interests of the shareholders of the Fund.

    - Fees--CNB has agreed, for a two year period, to maintain the Fund's annual investment management fee as well as the total ordinary operating expenses of the Fund at the same levels (after fee waivers and expense reimbursements) as those in effect under the Existing Management Agreement and the current prospectus during the 1998 fiscal year. Therefore, there will not be any increase in the ordinary operating expense ratio of the Fund as a result of this change of investment manager for at least a two year period after the change.

    - Shareholders do not pay any proxy expenses--CNB has agreed to bear all expenses incurred in connection with the NATC transaction that affect the Fund, including, among other things, all expenses related to the preparation of this proxy statement and the solicitation of proxies for this Meeting.

THE TRUSTEES' CONSIDERATIONS

    The NATC Acquisition and the proposed change in investment manager were presented to the Board for consideration at its December 11, 1998 and January 14, 1999 Board meetings. In addition, the independent Trustees of the Trust met separately on January 12, 1999 with legal counsel to the Trust to review the due diligence materials. The Board, including a majority of the Trustees who are not interested persons of BCM, CNB or the Trust, voted to approve the change in investment manager from BCM to CNB. The Board concluded that each of the Proposals set forth in this proxy statement are in the best interest of the Fund and its shareholders.

    During its review and deliberations, the Board evaluated the potential benefits, detriments and costs to the Fund and its shareholders of the proposed change in investment manager. The Board received information regarding the New Management Agreement, and information from CNB regarding its management, history, qualifications and other relevant information. Representatives of CNB made presentations to the Trustees and were available for questions at the December 11, 1998 and January 14, 1999 Board meetings.

    The Board also considered the qualifications and capabilities of CNB, through its trust and investments division, CNI, to serve as investment manager to the Fund. The Board noted that City National Corporation, CNB's parent company, has been in operation since the 1950s and has extensive experience managing collective investment funds. Even though CNB has no prior experience advising money market mutual funds, CNB has assured the Board that the persons primarily responsible for portfolio management of the Fund have such experience.

    The Board also determined it beneficial to Fund shareholders for the Fund to be associated with CNB for several other reasons, including CNB's financial strength. Moreover, with the proposed change in the investment manager, the Fund may gain access to a broader pool of potential investors.

    Specifically with regard to Fund fees and expenses, the Board considered the current management fee and expense structure, historical expense ratios, voluntary expense limitations and reimbursements as compared to the management fee and expense structure proposed by CNB. The Board also reviewed the proposed management fees as compared to those of comparable funds. The Board determined that the proposed agreement was beneficial and in the best interests of the Fund in that the proposed contractual rate for investment management fees (i.e., 0.25% of net assets) was within the range of such rates payable by comparable money market funds. Also, the Board considered the nature and quality of service to be provided by CNB. Furthermore, the Board specifically relied on CNB's agreement to (1) maintain for a two-year period from the effective date of the New Management Agreement the same management fee rate and total ordinary operating expenses ratio of the Fund (after waivers and reimbursements), and (2) pay all the expenses incurred in connection with the proxy solicitation so that shareholders of the Fund would not be required to bear any of those expenses.

    CNB has also assured the Board that it intends to comply with Section 15(f) of the Company Act. Section 15(f) provides a non-exclusive safe harbor for an investment manager to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment manager so long as certain conditions are met, including the condition that no "unfair burden" be imposed on the investment company for a two-year period. BCM and CNB are not aware of any express or implied term, condition, arrangement or understanding that would impose an unfair burden on the Fund as a result of the NATC Acquisition or the change in investment manager. CNB has represented to the Board that it and its affiliates will take no action that would have the effect of imposing an "unfair burden" on the Fund as a result of the NATC Acquisition.

    Among all the factors considered by the Board, the Trustees deemed especially important (1) CNB's representation that it intends to comply with
Section 15(f) of the Company Act and that the total fees and ordinary operating expenses (after waivers and reimbursements) to be paid by the Fund will not be increased for a two-year period; (2) CNB's agreement to pay all fees and expenses incurred in connection with the proxy solicitation process so that Fund shareholders will not be required to bear those fees and expenses, and (3) the financial strength and experience of CNB.

    BASED UPON ITS EVALUATION OF THE RELEVANT INFORMATION PRESENTED, AND IN LIGHT OF THE RELEVANT FIDUCIARY DUTIES UNDER FEDERAL AND STATE LAW, THE BOARD, INCLUDING A MAJORITY OF THE INDEPENDENT TRUSTEES OF THE TRUST, DETERMINED THAT THE NEW MANAGEMENT AGREEMENT FOR THE FUND IS ADVISABLE AND IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND RECOMMENDED APPROVAL OF THE NEW MANAGEMENT AGREEMENT BY THE SHAREHOLDERS AT THE MEETING.

PROPOSAL 2--ELECTION OF (1) IRWIN G. BARNET, (2) MARIA D. HUMMER, (3) VICTOR
  MESCHURES, AND (4) JAMES R. WOLFORD TO SERVE AS NEW TRUSTEES OF THE BERKELEY FUNDS

    The Board of Trustees of the Trust currently consists of four individuals: one Trustee who is affiliated with BCM (Cindee Beechwood) and three Trustees who are not interested persons (I.E., who are independent) of BCM (Bryan W. Brown, William R. Sweet, and Barnett Teich). Effective December 31, 1998, Debra McGinty-Poteet, a former Trustee of the Trust and the Chairperson of the Board, resigned from the Board as of the closing of the NATC Acquisition and her termination of employment with NATC.

    During meetings held on January 14, 1999 and January 21, 1999, the Trustees discussed and agreed to (1) nominate and submit to shareholders for their approval Irwin G. Barnet, Maria D. Hummer, Victor Meschures, and James R. Wolford as succeeding new Trustees to the Trust, and (2) accept the resignation of Cindee Beechwood, Bryan W. Brown and Barnett Teich, effective upon the approval by shareholders of the Fund of the new Trustees standing for election at the Meeting. In addition, William R. Sweet, who is currently an independent Trustee of the Trust, will continue to serve on the Board as an independent Trustee. All of the nominees (other than Irwin G. Barnet), are independent of BCM and CNB.

    The following table presents certain information regarding Mr. Barnet, Ms. Hummer, Mr. Meschures and Mr. Wolford who are standing for election and their age, principal occupation or employment during the past five years and other public board memberships. None of the four nominees has served previously on the Board of Trustees of the Trust. Also, as of January 31, 1999, none of the four nominees own any shares of the Berkeley Money Market Fund.

                                                           PRINCIPAL OCCUPATION DURING PAST 5
NAME OF NOMINEE           AGE                                   YEARS AND DIRECTORSHIPS
---------------------  ---------  ------------------------------------------------------------------------------------
Irwin G. Barnet*          61      An attorney and a principal of Sanders, Barnet, Goldman, Simons & Mosk, a law firm
Maria D. Hummer           54      An attorney with Manatt, Phelps & Phillips and Chair of the Land Use Section of that law firm
Victor Meschures          61      A Certified Public Accountant with Meschures, Campeas, Thompson & Snyder, an accounting firm
James R. Wolford          45      Senior Vice President and Chief Financial Officer, Bixby Ranch Company, an owner, operator and developer of real estate

------------------------

* Mr. Barnet is considered to be an "interested person" of the Trust as that term is defined under the Investment Company Act of 1940.

    The Board met four times during the Fund's fiscal year ended October 31, 1998. Each Trustee then in office attended all of the meetings of the Board and the committees of which he or she was a member. Each Trustee then in office also attended the January 14, 1999 and the January 21, 1999 Board meetings (other than Mr. Teich who did not attend the January 14, 1999 Board meeting). The Board has an Audit

Committee. Since the Fund only commenced operations in 1998, the Audit Committee did not meet during fiscal year 1998. The Audit Committee did, however, meet once during the current fiscal year (fiscal year 1999). The Audit Committee is responsible for (1) reviewing with the Trust's independent auditors the scope and results of their examinations of the financial statements of the Trust and such other matters as the Audit Committee or the auditors may determine, (2) recommending to the Board of Trustees the annual selection of independent auditors to examine the financial statements of the Trust, and (3) reporting to the Board of Trustees with respect to those items. The members of the Audit Committee are Messrs. Bryan W. Brown, William R. Sweet and Barnett Teich. Mr. Sweet is the Chairman of the Audit Committee.

    Starting November 1, 1998, the Fund pays each independent Trustee $500 each quarter as a retainer, plus a $500 fee per quarterly meeting. Prior to November 1, 1998, the Fund paid each independent Trustee $500 per meeting. Fund Trustees or officers who are "interested persons" receive no compensation from the Fund.

    The table below shows, for each independent Trustee, the aggregate compensation paid or accrued by the Fund for the fiscal year ended October 31, 1998.

                                                                            TOTAL COMPENSATION
                                                              AGGREGATE          FROM FUND
                                                            COMPENSATION     AND FUND COMPLEX
TRUSTEE                                                       FROM FUND      PAID TO TRUSTEES
---------------------------------------------------------  ---------------  -------------------
Bryan W. Brown                                                $   1,500          $   2,000
William R. Sweet                                              $   1,500          $   2,000
Barnett Teich                                                 $   1,500          $   2,000

    As of October 31, 1998, the Trustees and executive officers of the Fund as a group owned no shares of the Fund. As of October 31, 1998, the only shareholder owning beneficially more than 5% of the outstanding shares of the Fund was the one listed in EXHIBIT B.

PROPOSAL 3--TO RATIFY THE SELECTION OF KPMG LLP, INDEPENDENT AUDITORS, TO AUDIT
  THE FINANCIAL STATEMENTS OF THE FUND

    In connection with the change in service providers to the Fund, the Board approved, at its January 14, 1999 Board meeting, the appointment of KPMG LLP to replace PricewaterhouseCoopers LLP as the independent auditors of the Fund, subject to Fund shareholders' approval of the New Management Agreement and shareholders' ratification of KPMG's appointment. KPMG currently serves as independent auditors to CNB and certain of its affiliates. The decision to change auditors did not involve any disagreement between PricewaterhouseCoopers and the Fund, nor has there been any such disagreement since the Fund's commencement of operations. In fact, the decision was made solely because of business reasons and is not related to PricewaterhouseCoopers' reports on the financial condition of the Fund. On the recommendation of the Audit Committee, the Trustees (including a majority of the Trustees who are not interested persons of the Fund) have selected KPMG, independent auditors, to succeed PricewaterhouseCoopers to audit the financial statements of the Fund filed with the Securities and Exchange Commission and other regulatory authorities. The Fund has been advised that neither KPMG nor any of its partners has any financial interest in the Fund. The selection of auditors is subject to ratification or rejection by Fund shareholders at the Meeting. Representatives of neither PricewaterhouseCoopers nor KPMG will be present at the Meeting and therefore, are not expected to be available to respond to shareholders' questions raised at the Meeting. Such representatives will, however, have the opportunity to make a statement at the Meeting if they desire to do so.

    The Fund's auditors examine the financial statements of the Fund annually, issue a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings for the year and review the Fund's income tax returns.

OTHER INFORMATION

SHAREHOLDER MEETING COSTS

    The cost and expense of authorizing, preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with the solicitation of proxies related to the required approvals and the New Management Agreement (including related legal fees, trustees' fees and expenses of this Meeting, the January 12, 1999 special meeting of the independent trustees, and the January 14, 1999 and January 21, 1999 Board meetings), including any additional solicitations made by letter, telephone, telegraph, or otherwise, will be paid by CNB. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of BCM and CNB and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, CNB may retain a firm to solicit proxies on behalf of the Board, the expenses of which will be borne by CNB.

ANNUAL REPORTS

    A COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 1998 IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE BERKELEY FUNDS, C/O FIRSTAR MUTUAL FUND SERVICES, LLC, P.O. BOX 701, MILWAUKEE, WISCONSIN 53201 OR BY CALLING 1-888-889-0799.

OTHER MATTERS TO COME BEFORE THE MEETING

    The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Trustees,

/s/ Danell Doty

Danell J. Doty
SECRETARY

                                   EXHIBIT A
                                    FORM OF
                        INVESTMENT MANAGEMENT AGREEMENT

    This INVESTMENT MANAGEMENT AGREEMENT made and effective as of the   day of
           , 1999, by and between CNI CHARTER FUNDS (formerly known as "Berkeley Funds"), a Delaware business trust (hereinafter called the "Trust"), on behalf of each series of the Trust listed in APPENDIX A hereto, as such Appendix may be amended from time to time (each series hereinafter referred to individually as a "Fund" and collectively as the "Funds") and CITY NATIONAL BANK (hereinafter called the "Bank"), a federally chartered bank and a wholly-owned subsidiary of CITY NATIONAL CORPORATION (hereinafter called the "Corporation"), a bank holding company organized under laws of the State of Delaware.

                                  WITNESSETH:

    WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

    WHEREAS, the Bank is a banking institution whose holding company, the Corporation, is a Delaware corporation; and

    WHEREAS, the Trust desires to retain the Bank to render advice and services to the Funds pursuant to the terms and provisions of this Agreement, and the Bank is interested in furnishing said advice and service;

    NOW, THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound hereby, mutually agree as follows:

     1. APPOINTMENT OF BANK. The Trust hereby employs the Bank, and the Bank hereby accepts such employment, to render investment advice and management services with respect to the assets of the Funds for the period and on the terms set forth in this Agreement, subject to the supervision and direction of the Trust's Board of Trustees.

     2. DUTIES OF BANK.

        (a) GENERAL DUTIES. The Bank shall act as investment manager to the Funds and shall supervise investments of the Funds on behalf of the Funds in accordance with the investment objectives, programs and restrictions of the Funds as provided in the Trust's governing documents, including, without limitation, the Trust's Agreement and Declaration of Trust, By-Laws, Prospectus, and Statement of Additional Information, and such other limitations as the Trustees may impose from time to time in writing to the Bank. Without limiting the generality of the foregoing, the Bank shall: (i) furnish the Funds with advice and recommendations with respect to the investment of each Fund's assets and the purchase and sale of portfolio securities for the Funds, including the taking of such other steps as may be necessary to implement such advice and recommendations; (ii) furnish the Funds with reports, statements and other data on securities, economic conditions and other pertinent subjects which the Trust's Board of Trustees may reasonably request; (iii) manage the investments of the Funds, subject to the ultimate supervision and direction of the Trust's Board of Trustee;
    (iv) provide persons satisfactory to the Trust's board of Trustees to act as officers and employees of the Trust, but not including personnel to provide administrative services to the Funds; and (v) render to the Trust's Board of Trustees such periodic and special reports with respect to each Fund's investment activities as the Board may reasonably request.

        (b) BROKERAGE. The Bank shall place orders for the purchase and sale of securities either directly with the issuer or with a broker or dealer selected by the Bank. In placing each Fund's securities trades, it is recognized that the Bank will give primary consideration to securing the most favorable price and efficient execution, in a reasonable effort to ensure that each Fund's total cost or proceeds in each transaction will be the most favorable under all the circumstances. Within the framework of this policy, the Bank may consider the financial responsibility, research and investment information, and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Bank may be a party.

        It is also understood that it is desirable for the Funds that the Bank have access to investment and market research and securities and economic analyses provided by brokers and others. It is also understood that brokers providing such services may execute brokerage transactions at a higher cost to the Funds than might result from the allocation of brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the purchase and sale of securities for the Funds may be made with brokers who provide such research and analysis, subject to review by the Trust's Board of Trustees from time to time. It is understood by both parties that the Bank may select broker-dealers for the execution of the Funds' portfolio transactions who provide research and analysis which the Bank may lawfully and appropriately use in its investment management and advisory capacities, whether or not such research and analysis may also be useful to the Bank in connection with its services to other clients.

        On occasions when the Bank deems the purchase or sale of a security to be in the best interest of one or more of the Funds as well as of other clients, the Bank, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Bank in the manner it considers to be the most equitable under the circumstances and consistent with its fiduciary obligations to the Funds and to such other clients.

     3. BEST EFFORTS AND JUDGMENT. The Bank shall use its best judgment and efforts in rendering the advice and services to the Funds as contemplated by this Agreement.

     4. INDEPENDENT CONTRACTOR. The Bank shall, for all purposes herein, be deemed to be an independent contractor, and shall, unless otherwise expressly provided and authorized to do so, have no authority to act for or represent the Trust or the Funds in any way, or in any way be deemed an agent for the Trust or for the Funds. It is expressly understood and agreed that the services to be rendered by the Bank to the Funds under the provisions of this Agreement are not to be deemed exclusive, and the Bank shall be free to render similar or different services to others so long as its ability to render the services provided for in this Agreement shall be materially impaired thereby.

     5. BANK'S PERSONNEL. The Bank shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Bank shall be deemed to include persons employed or retained by the Bank to furnish statistical information, research, and other factual information, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Bank or the Trust's Board of Trustees may desire and reasonably request.

     6. REPORTS BY FUNDS TO BANK. Each Fund will from time to time furnish to the Bank detailed statements of its investments and assets, and information as to its investment objective or objectives and needs, and will make available to the Bank such financial reports, proxy statements, legal and other information relating to its investments as may be in its possession or available to it, together with such other information as the Bank may reasonably request.

     7. EXPENSES.

        (a) With respect to the operation of each Fund, the Bank is responsible for (i) the compensation of any of the Trust's Trustees, officers, and employees who are affiliates of the Bank (but not the compensation of employees performing services in connection with expenses which are the Fund's responsibility under Subparagraph 7(b) below) and (ii) providing office space and equipment reasonably necessary for the operation of the Funds.

        (b) Each Fund is responsible for and has assumed the obligation for payment of all of its expenses, other than as stated in Subparagraph 7(a) above, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage and commission expenses; all expenses of transfer, receipt, safekeeping, servicing and accounting for the case, securities and other property of the Trust for the benefit of the Fund including all fees and expenses of its custodian, shareholder services agent and accounting services agent; interest charges on any borrowings; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; expenditures in connection with meetings of each Fund's Shareholders and the Trust's Board of Trustees that are properly payable by the Fund; salaries and expenses of officers and fees and expenses of members of the Trust's Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Bank; insurance premiums on property or personnel of each Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, propectuses and statements of additional information of the fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; trade association dues; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Funds (including, without limitation, fund accounting and administration agents), if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

        (c) To the extent the Bank incurs any costs by assuming expenses which are an obligation of a Fund as set forth herein, such Fund shall promptly reimburse the Bank for such costs and expenses, except to the extent the Bank has otherwise agreed to bear such expenses. To the extent the services for which a Fund is obligated to pay are performed by the Bank, the Bank shall be entitled to recover from such Fund to the Extent of the Bank's actual costs for providing such services.

     8. INVESTMENT ADVISORY AND MANAGEMENT FEE.

        (a) Each Fund shall pay to the Bank, and the Bank agrees to accept, as full compensation for all investment management and advisory services furnished or provided to such Fund pursuant to this Agreement, a management fee as set forth in the Fee Schedule attached hereto as APPENDIX B, as may be amended in writing from time to time by the Trust and the Bank.

        (b) The management fee shall be accrued daily by each Fund and paid to the Bank monthly.

        (c) The initial fee under this Agreement shall be payable monthly following the effective date of this Agreement and shall be prorated as set forth below. If this Agreement is terminated prior to the end of the month, the fee to the Bank shall be prorated for the portion of any month in which this Agreement is in effect which is not a complete month according to the proportion which the number of calendar days in the month during which the Agreement is in effect bears to the number of calendar days in the month, and shall be payable within ten (10) days after the date of termination.

        (d) The Bank voluntarily may reduce any portion of the compensation or reimbursement of expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of a Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Bank hereunder or to continue future payments. Any such reduction will be agreed upon prior to accrual of the related expense or fee and will be estimated daily. Any fee withheld shall be voluntarily reduced and any Fund expense paid by the Bank voluntarily or pursuant to an agreed expense limitation shall be reimbursed by the appropriate Fund to the Bank in the first, second, or third (or any combination thereof) fiscal year next succeeding the fiscal year of the withholding, reduction, or payment to the extent permitted by applicable law and only if such reimbursements by a Fund (i) are requested by the Bank,
    (ii) are approved by the Trust's Board of Trustees, and (iii) can be achieved within a Fund's then current expense limits, if any, for that succeeding first, second, or third fiscal year as the case may be; provided that such reimbursements shall only be paid after a Fund's current expenses of the fiscal year have been paid and if such reimbursements do not require the Bank to waive or reduce its fees hereunder or to pay current Fund expenses.

        (e) The Bank may agree not to require payment of any portion of the compensation or reimbursement of expenses otherwise due to it pursuant to this Agreement prior to the time such compensation or reimbursement has accrued as a liability of the Fund. Any such agreement shall be applicable only with respect to the specific items covered thereby and shall not constitute an agreement not to require payment of any future compensation or reimbursement due to the Bank hereunder.

     9. FUND SHARE ACTIVITIES OF BANK'S OFFICERS AND EMPLOYEES. The Bank agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Funds. This prohibition shall not prevent the purchase of such shares by any of the officers or bona fide employees of the Bank or any trust, pension, profit-sharing or other benefit plan for such persons or affiliates thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act.

    10. CONFLICTS WITH TRUST'S GOVERNING DOCUMENTS AND APPLICABLE LAWS. Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust's Agreement and Declaration of Trust, By-Laws, or any applicable statute or regulation, or to relieve or deprive the Board of Trustees of the Trust of its responsibility for and control of the conduct of the affairs of the Trust and Funds.

    11. BANK'S LIABILITIES.

        (a) In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties hereunder on the part of the Bank, the Bank shall not be subject to liability to the Trust or the Funds or to any shareholder of the Funds for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other asset or instrument by the Funds.

        (b) Each Fund shall severally indemnify and hold harmless the Bank and the shareholders, directors, officers and employees of the Bank (any such person, an "Indemnified Party") against any loss, liability, claim, damage or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage or expense and reasonable legal fees incurred in connection therewith) arising out of the Indemnified Party's performance or non-performance of any duties under this Agreement, provided, however, that nothing herein shall be deemed to protect any Indemnified Party against any liability to which such Indemnified Party would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties under this Agreement.

        (c) No provision of this Agreement shall be construed to protect any Trustee or officer of the Trust, or officer of the Bank, from liability in violation of Sections 17(h) or (i) of the 1940 Act.

    12. NON-EXCLUSIVITY. and the Trust may from time to time employ other individuals or entities to furnish it with the services provided for herein. In the event this Agreement is terminated with respect to any Fund, this Agreement shall remain in full force and effect with respect to any and all other Funds listed on Appendix A hereto, as the same may be amended.

    13. TERM. This Agreement shall become effective as of the date set forth on the first page of this Agreement, and shall remain in effect for a period of two
(2) years, unless sooner terminated as hereinafter provided. This Agreement shall continue in effect as to each Fund after such initial two-year period for additional periods not exceeding one (1) year so long as such continuation is approved with respect to such Fund at least annually by (i) the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of such Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.

    14. TERMINATION. This Agreement may be terminated by the Trust on behalf of any one or more of the Funds, without payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, upon sixty (60) days' prior written notice to the Bank, and by the Bank upon sixty (60) days' prior written notice to a Fund. 15. Termination by Assignment. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

    15. TERMINATION BY ASSIGNMENT. This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

    16. TRANSFER ASSIGNMENT. This Agreement may not be transferred, assigned, sold, or in any manner hypothecated or pledged without the affirmative vote or written consent of the holders of a majority of the outstanding voting securities of each Fund.

    17. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

    18. DEFINITIONS. The terms "majority of the outstanding voting securities" and "interested persons" shall have the meanings as set forth in the 1940 Act.

    19. NOTICE OF DECLARATION OF TRUST. The Bank agrees that the Trust's obligations under this Agreement shall be limited to the Funds and to their respective assets, and that the Bank shall not seek satisfaction of any such obligation from the shareholders of the Funds nor from any Trustee, officer, employee or agent of the Trust or the Funds.

    20. CAPTIONS. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

    21. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Investment Advisors Act of 1940, as amended, and any rules and regulations promulgated thereunder.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

CNI CHARTER FUNDS                              CITY NATIONAL BANK

By: ---------------------------------          By: ---------------------------------
Name:                                          Name:
Title:                                         Title:

                               CNI CHARTER FUNDS
                                   APPENDIX A
                     TO THE INVESTMENT MANAGEMENT AGREEMENT

    The provisions of the Investment Management Agreement between the Trust and the Bank apply to the following series of the Trust:

       1.    CNI Charter Money Market Fund.

Dated as of:             .

                               CNI CHARTER FUNDS
                                   APPENDIX B
                     TO THE INVESTMENT MANAGEMENT AGREEMENT

    Each Fund shall pay to the Bank, as full compensation for all investment management and advisory services furnished or provided to such Fund pursuant to the Investment Management Agreement, a management fee based upon each Fund's average daily net assets at the following per annum rates:

       1.    CNI Charter Money Market Fund                          0.25%

Dated as of:             .

                                   EXHIBIT B
                       LIST OF FIVE PERCENT SHAREHOLDERS

                                                                         SHARES          %
                                                                      -------------  ---------
North American Trust Company........................................    138,463,250     99.92%
Trustee ACH Account
P.O. Box 84419
San Diego, California 92138

                                 FORM OF PROXY

BERKELY MONEY MARKET FUND SPECIAL MEETING TO BE HELD ON 03/31/99 AT 10:00 A.M. PST FOR HOLDERS AS OF 02/11/99
     2         1-0001


CUSIP:   084157106

                                       CONTROL NO.
DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING DIRECTORS     0010100

2- 01-IRWIN G. BARNET,02-MARIA D. HUMMER,03-VICTOR MESCHURES,
   04-JAMES R. WOLFORD



                                                                                    DIRECTORS
PROPOSALS                                                                           RECOMMEND
---------                                                                           ---------
   1  - TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT WITH----------------->>>      FOR     --->>>
        CITY NATIONAL BANK.                                                          0030401




   3  - TO RATIFY THE SELECTION OF KPMG LLP, INDEPENDENT AUDITORS, TO--------->>>      FOR     --->>>
        AUDIT THE FINANCIAL STATEMETNS OF THE TRUST.                                 0020200




   4  - TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE----------->>>      FOR     --->>>
        THE MEETING OR ANY ADJOURNMENT THEREOF.                                      0039902













                      TELEPHONE VOTE AT 1-800-454-8683 OR
                      INTERNET VOTE AT WWW.PROXYVOTE.COM


VIF118                                                                 I-TTI 85

BERKELY MONEY MARKET FUND
03/31/99 AT 10:00 A.M. PST
         2 ITEM(S)            SHARE(S)
             MARK 'X' FOR ONLY ONE BOX

2        FOR ALL NOMINEES

         WITHHOLD ALL NOMINEES

         WITHHOLD AUTHORITY TO VOTE FOR
         ANY INDIVIDUAL NOMINEE, WRITE
         NUMBER(S) OF NOMINEE(S) BELOW.


   FOR    AGAINST    ABSTAIN
1 PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN 'X' IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK ONLY.

   DO       NOT        USE      SEE VOTING INSTRUCTION NO.  1  ON REVERSE
                                                          -----

   DO       NOT        USE      ACCOUNT NO:

   FOR    AGAINST    ABSTAIN
3                               CUSIP:  084157106

                                CONTROL NO:

   DO       NOT        USE      CLIENT NO:

                              PLACE 'X' HERE IF YOU PLAN TO ATTEND
   DO       NOT        USE    AND VOTE YOUR SHARES AT THE MEETING


   FOR    AGAINST    ABSTAIN
4

   DO       NOT        USE

   DO       NOT        USE
                                51 MERCEDES WAY
                                EDGEWOOD NY 11717
   FOR    AGAINST    ABSTAIN

   DO       NOT        USE

   DO       NOT        USE

   DO       NOT        USE

   FOR    AGAINST    ABSTAIN

   DO       NOT        USE

   DO       NOT        USE

   DO       NOT        USE



                                ----------------------------------/------/----
                                SIGNATURE(S)                        DATE